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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




                          DATE OF REPORT: JUNE 5, 2003
                        (Date of earliest event reported)



                      AMERICAN PLUMBING & MECHANICAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                DELAWARE                                333-81139                             76-0577626
     (State or other jurisdiction of             (Commission File Number)                  (I.R.S. Employer
      incorporation or organization)                                                    Identification Number)


           1950 LOUIS HENNA BLVD.
             ROUND ROCK, TEXAS                                                                   78664
  (Address of Principal Executive Offices)                                                     (Zip Code)

                                 (512) 246-5260

              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5 - OTHER EVENTS

         On June 5, 2003, American Plumbing & Mechanical, Inc. (the "Registrant"), announced that at the annual meeting of stockholders held on May 29, 2003, Lloyd C. Smith and Stephen F. Turner were reelected as directors of the Registrant, and further announced that David C. Baggett resigned from the Registrant's Board of Directors effective May 28, 2003. In addition, Susan O. Rheney, Albert W. Niemi, Jr. and Michael E. Workman resigned from the Registrant's Board of Directors effective May 30, 2003. The press release issued by the Registrant on June 5, 2003 is attached as an exhibit hereto.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits:

         EXHIBIT
         NUMBER                         DESCRIPTION
         -------                        -----------

          99.1                Press Release dated June 5, 2003.


                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERICAN PLUMBING & MECHANICAL, INC.


Date: June 10, 2003                       By: /s/ ROBERT A. CHRISTIANSON
                                              ----------------------------------
                                              Robert A. Christianson
                                              Chief Executive Officer


                                       3
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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER                         DESCRIPTION
-------                        -----------

 99.1                 Press Release dated June 5, 2003.